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                                                                    EXHIBIT 10.5

                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into this 4th day of September, 1996 by and among SNYDER COMMUNICATIONS, INC., a Delaware corporation (the "Company"), DANIEL M. SNYDER, MICHELE D. SNYDER, U.S. NEWS COLLEGE MARKETING L.P., a Delaware limited partnership ("USN"), and each of the 1995 INVESTORS (as hereinafter defined) (Mr. Snyder, Ms. Snyder, USN, and the 1995 Investors are collectively referred to herein as the "Original Holders").

         WHEREAS, the Company was formed to become the holding company for Snyder Communications, L.P., a Delaware limited partnership (the
"Partnership"), and to consummate an initial public offering (the "Offering") of common stock, par value $.001 per share, of the Company (the "Common Stock");

         WHEREAS, the Partnership was established in 1988 as a limited partnership in which Snyder Marketing Services, Inc. (formerly known as Snyder Communications Inc.), a Delaware corporation ("SMS"), was the corporate general partner and USN, an entity owned by Mortimer B. Zuckerman and Fred Drasner, was the sole limited partner, and in May 1995, the 1995 Investors purchased an aggregate 3% limited partnership interest in the Partnership and were admitted as additional limited partners of the Partnership;

         WHEREAS, on or prior to the effectiveness of the Offering, the Company will consummate a reorganization (the "Reorganization") pursuant to which, among other things, 294,584 shares of Common Stock will be issued in exchange for each percentage of limited partnership interest in the Partnership held by each limited partner and 9,404.59 shares of Common Stock will be issued in exchange for each share of SMS common stock held by each SMS stockholder, resulting in an aggregate of 29,458,400 shares of Common Stock outstanding after consummation of the Reorganization and prior to completion of the Offering;

         WHEREAS, upon consummation of the Reorganization, the Company will own all of the limited partnership interests of the Partnership and all of the issued and outstanding stock of SMS, the corporate general partner of the Partnership; and

         WHEREAS, the Company has agreed to provide certain registration rights to each of the Holders, upon the terms and subject to the conditions set forth herein, upon the completion of the Offering;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
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         1.      CERTAIN DEFINITIONS.  As used in this Agreement, the following terms shall have the following meanings: "Demand Registration Request" shall have the meaning set forth in Section 3.1 hereof.

                 "Demand Registration Rights" shall mean the rights of the Demand Rights Holders to cause the Company to file a registration statement with respect to the Registrable Securities held by the Demand Rights Holders in accordance with the provisions of Section 3 hereof.

                 "Demand Rights Holder(s)" shall mean Daniel M. Snyder and the Initiating 1995 Investors as a group.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Filing Notice" shall have the meaning set forth in Section
2.1 hereof.

                 "Holder" or "Holders" shall mean the Original Holders and any person or entity to which the Registrable Securities are transferred and who are entitled to exercise registration rights with respect to such Registrable Securities pursuant to the terms of this Agreement, but in each case only so long as such person or entity continues to hold any Registrable Securities.

                 "Independent Directors" shall mean the outside members of the Board of Directors of the Company who are not employed by the Company.

                 "Initiating Demand Rights Holder(s)" shall   mean the Demand
Rights Holder who initiates a Demand Registration Request pursuant to Section 3 of this Agreement.

                 "Initiating 1995 Investors" shall mean the 1995 Investors who initiate a Demand Registration Right pursuant to this Agreement and who hold, at such time, at least fifty percent (50%) in the aggregate of the then outstanding Registrable Securities held by the 1995 Investors as a group.

                 "1995 Investors" shall mean, collectively, the following persons and entities who were admitted as limited partners of the Partnership in May 1995: Allen & Company Incorporated, a New York corporation ("Allen & Company"); Susan K. Allen; Susan Strauss Breen; Barry Diller; Paul A. Gould; HAGC Partners, L.P., a Delaware limited partnership; Dan W. Lufkin; Dan Lufkin, Trustee for the Robert Brendan Marston 1995 Trust; Robert A. Strauss; Robert S. Strauss; and Robert S. Strauss, Trustee of the Helen J. Strauss Trust. Any such investor is referred to herein as a "1995 Investor."

                 "Offering" shall have the meaning given such term in the recitals to this Agreement.

                 "Original Holders" shall have the meaning given such term in the preamble to this Agreement.





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                 "Piggyback Registration Rights" shall mean the rights of the
Holders to have Registrable Securities included in a registration statement filed by the Company with respect to the offering and sale of shares of Common Stock, in accordance with the provisions of Section 2 hereof.

                 "Registrable Securities" shall mean the aggregate number of shares of Common Stock issued by the Company to the Original Holders in the Reorganization, and shall include (i) any and all equity securities of the Company into which the Registrable Securities may be converted, (ii) any and all equity securities which are distributed by the Company to Holders of Registrable Securities by reason of their ownership of Registrable Securities, and (iii) any and all equity securities received by Holders of Registrable Securities pursuant to a recapitalization, reclassification, stock split, merger, consolidation or other business combination or other similar transaction involving the Company; provided, however, that such shares of Common Stock shall cease to be treated as Registrable Securities if and when
(w) a registration statement filed pursuant to the Securities Act covering such shares of Common Stock has been declared effective and they have been disposed of pursuant to such effective registration statement, (x) such shares of Common Stock are sold to the public pursuant to Rule 144 or 144A under the Securities Act (or any similar provision then in force), (y) such shares are eligible to be sold pursuant to Rule 144(k) under the Securities Act without limitation as to the amount of securities to be sold or the manner of sale, or (z) such shares are available for sale in the opinion of counsel to the Company in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are or may be removed upon the consummation of such sale.

                 "Registration Period" shall mean the period that commences on the date that is 180 days following the date on which the Offering closes (unless the Representatives agree in writing that the Registration Period shall commence on an earlier date, in which event the Registration Period shall commence on such earlier date) and ending on the date and at the time at which all of the Holders cease to own any Registrable Securities.

                 "Representatives" shall mean Merrill Lynch & Co., Donaldson, Lufkin & Jenrette Securities Corporation, Allen & Company and Montgomery Securities.

                 "SEC" shall mean the United States Securities and Exchange Commission.

                 "Securities Act" shall mean the Securities Act of 1933, as amended.

                 "Transfer" shall mean any sale, offer to sell, pledge, sale, transfer, contract of sale, option to acquire or other direct or indirect disposition of any Registrable Securities.

         2.      PIGGYBACK REGISTRATION RIGHTS.

                 2.1 (a) If, at any time during the Registration Period, the Company proposes to file a registration statement to register any of its Common Stock under the Securities Act (other than a registration on Form S-8, Form S-4 or any subsequent similar form), the Company shall





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promptly give written notice (a "Filing Notice") to each Holder of the proposed filing. In such event, each Holder may request, by written notice to the Company (which notice shall specify the aggregate number of shares of Registrable Securities proposed to be included by such Holder in such registration statement) within 20 days after receipt of the Filing Notice, that the Company include the Registrable Securities of such Holder in the registration statement, and the Company will use its best efforts to cause the Registrable Securities designated by the Holders to be registered under the Securities Act.

                 (b) If the registration for which the Company gives a Filing Notice pursuant to this Section 2.1 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the Filing Notice. In such event, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent herein provided. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other securityholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this
Section 2.1, if the managing underwriter determines that marketing factors require a limitation of the number of securities to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders participating that the number of securities of Registrable Securities that may be included in the registration and underwriting shall be reduced pro rata among such Holders (based on the number of Registrable Securities requested to be included in the registration), provided, however, that the percentage of the reduction of such Registrable Securities shall be no greater than the percentage reduction of securities of other selling securityholders, as such percentage reductions shall be determined in the good faith judgment of the Company based on the advice of the managing underwriter of the offering. If any Holder of Registrable Securities or other securityholder disapproves of the terms of any such underwriting, he, she or it may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution for a period beginning 30 days prior to and terminating 90 days after the effective date of the registration statement relating thereto, or such shorter period of time as the managing underwriters of the offering may require.

                 2.2 The rights of the Holders under this Section 2 are solely piggyback in nature, and nothing in this Section 2 shall prevent the Company from changing a decision to file a registration statement or from withdrawing any such registration statement before it has become effective.

                 2.3 Except to the extent provided herein, the Holders shall not be subject to any limitation on the number of times that they may exercise the Piggyback Registration Rights granted pursuant to the provisions of this Section 2 during the Registration Period.

         3.      DEMAND REGISTRATION RIGHTS.





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                 3.1      In addition to the rights granted pursuant to Section
2 of this Agreement, each of the Demand Rights Holders shall have the right, during the Registration Period, to request in writing that the Company prepare and promptly file a registration statement, as may be required under the Securities Act, in connection with the public offering, on a time-to-time basis or otherwise, of all or a portion of the Registrable Securities held by such Demand Rights Holder (each, a "Demand Registration Request") provided, however, that if the Initiating 1995 Investors initiate a Demand Registration Request, such Initiating 1995 Investors shall request the registration of at least 50% of the Registrable Securities held by the 1995 Investors as a group at such time. In case the Company shall receive from any Demand Rights Holder a written request that the Company effect a registration under the Act pursuant to this Section 3.1, the Company will promptly give a Filing Notice of the proposed registration to all other Holders of Registrable Securities, which Holders will have 20 days from the date of receipt of the notice to elect to include the Registrable Securities in such offering. In connection therewith, the Company shall be obligated to prepare and file such registration statement on such form as the Company shall reasonably determine as soon as practicable (but in no event more than 60 days after the receipt of any such initial notice) and shall be further obligated to use its best efforts, including the filing of any amendments or supplements thereto, to have any such registration statement declared effective under the Act and the rules and regulations promulgated thereunder as soon as practicable after the filing date thereof.
The Company shall also use its best efforts to keep any such registration statement, and the accompanying prospectus, effective and current under the Securities Act at its expense for a period of not less than six months (or such shorter period as may be required for all of the securities covered by the Registration Statement to be sold hereunder). The Company shall use its best efforts to effect any such registration on Form S-3 or any comparable or successor form or forms, if available.

         The Company may defer the filing of a registration statement under this Section 3.1 if the Company shall furnish to the Initiating Demand Rights Holder(s) a certificate signed by the President and Chief Executive Officer stating that in the good faith judgment of the Board of Directors of the Company it would be detrimental to the Company for any reason for a registration statement to be filed in the near future, in which case the Company's obligation to use its best efforts to register, qualify or comply under this Section 3.1 shall be deferred for a period not to exceed 120 days from the date of receipt of the written request from the Initiating Demand
Rights Holder(s).   If the Company shall so postpone the filing of a
registration statement, the Holders shall have the right to withdraw the Demand Registration Request by giving written notice to the Company within 30 days after receipt of the notice of postponement (and, in the event of such withdrawal, such Demand Registration Request shall not be counted for purposes of the Demand Registration Request to which the Holders are entitled pursuant to Section 3 hereof). The Company shall not exercise its rights to defer the filing of any specific Demand Registration Request pursuant to the terms of this paragraph more than once.

         In the event that a registration pursuant to this Section 3.1 is for a registered public offering involving an underwriting, the Company shall so advise the Holders of the Registrable Securities as part of the Filing Notice given pursuant to this section and the holders of a majority of the Registrable Securities included in the offering shall be entitled to select the underwriter or underwriters for the public offering, which underwriter or underwriters shall be reasonably





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acceptable to the Company.  In such event, the right of any Holder to registration pursuant to this Section 3.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this
Section 3.1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited as provided herein.

         The Company shall, together with all Holders of Registrable Securities proposing to distribute his, her or its securities through such underwriting, enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 3.1, if the managing underwriter(s) advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise all Holders participating that the number of securities that may be included in the registration and underwriting shall be allocated first, to the Initiating Demand Rights Holder(s) and , if the Initiating Demand Rights Holders are the Initiating 1995 Investors, the other 1995 Investors who elect to participate in such offering pro rata based upon the number of Registrable Securities held by each such Holder, second, to the Company (if the Company is distributing securities in such underwriting) and third, to all other Holders who elect to participate in such offering, including Holders of Piggyback Registration Rights who exercise those rights, pro rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration). If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Demand Rights Holder(s). The Registrable Securities so withdrawn shall be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution for a period beginning 30 days prior to and terminating 90 days after the effective date of the registration, or such shorter period of time as the managing underwriters of the offering may require.

                 3.2 The 1995 Investors' Demand Registration Rights are exercisable pursuant to the terms of this Agreement during the Registration Period. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 3 on behalf of the 1995 Investors after the Company has effected one such registration pursuant to this
Section 3 with respect to which the Initiating 1995 Investors were the Initiating Demand Rights Holders, and such registration has been declared or ordered effective and remained effective for the period required herein. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 3 on behalf of Daniel M. Snyder after the Company has effected five such registrations pursuant to this Section 3 with respect to which the Mr. Snyder was the Initiating Demand Rights Holder, and such registration has been declared or ordered effective and remained effective for the period required herein. The Company shall only be required to file one registration statement (as distinguished from supplements or pre-effective or post-effective amendments thereto) in response to any single exercise (of the six available exercises) by the Initiating Demand Rights Holders of a Demand Registration Right pursuant to the provisions of this
Section 3.

                 3.3 In the event that preparation of a registration statement is commenced by the Company in response to the exercise by an Initiating Demand Rights Holders of a Demand Registration Right, but such registration statement is not filed with or declared effective by the





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SEC for any reason, such Initiating Demand Rights Holders shall not be deemed to have exercised a Demand Registration Right pursuant to this Section 3, provided, however, that if such registration statement is not filed after the commencement of preparation thereof at the request of the Initiating Demand Rights Holders, then, at the election of such Holders either (i) the Initiating Demand Rights Holders who filed such Demand Registration Request shall be required to bear all fees, expenses and costs incurred in connection with the preparation of the registration statement, or (ii) the Initiating Demand Rights Holders shall be deemed to have exercised the Demand Registration Right pursuant to this Section 3.

                 3.4 In the event that any registration statement filed by the Company with the SEC pursuant to the provisions of this Section 3 is withdrawn prior to the completion of the sale or other disposition of the Registrable Securities included thereunder, then the following provisions, whichever applicable, shall govern:

                          (a)     if such withdrawal is effected at the request
of the Company for any reason other than the failure of one or more Holders to comply with their obligations hereunder with respect to such registration, then the filing thereof by the Company shall be excluded in determining whether the Demand Rights Holders have exercised their Demand Registration Rights hereunder with respect to the filing of such registration statement; and

                          (b)     if such withdrawal is effected at the request
of the Initiating Demand Rights Holders, then the filing thereof by the Company shall be deemed an exercise of a Demand Registration Right by such Initiating Demand Rights Holders with respect to the filing of such registration statement.

                 3.5 Whenever a decision or election is required to be made hereunder by the Initiating Demand Rights Holders or the Holders, such decision or election shall be made by the vote of Holders holding not less than a majority of the Registrable Securities owned by such Initiating Demand Rights Holders or Holders, as the case may be, provided that, any decision or election which may adversely affect the rights of any Holders under this Agreement, shall require the separate agreement of the Holders who hold not less than a majority of the Registrable Securities originally issued to the 1995 Investors then outstanding.

         4.      CERTAIN PROVISIONS OF GENERAL APPLICABILITY.

                 4.1 Any registration statement referred to in Sections 2 or 3 hereof shall be prepared and processed in accordance with the following terms and conditions:

                          (a)     The Holders of Registrable Securities
participating in any offering pursuant to Sections 2 or 3 of this Agreement (the "Participating Holders"), will cooperate in furnishing promptly to the Company in writing any information requested by the Company in connection with the preparation, filing and processing of such registration statement.

                          (b)     To the extent requested by the Company in the
event of a non-underwritten offering or an underwriter of securities included in the registration statement





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and offered by the Company, the Holders of Registrable Securities will defer the sale or distribution of other securities of the Company (other than Registrable Securities included in such registration statement) for a period commencing thirty (30) days prior and terminating ninety (90) days after the effective date of the registration statement, provided, however, that (i) in the case of a registration pursuant to Section 3, all securityholders of the Company who also have securities included in the registration statement and who own other securities in amounts equal to or in excess of that owned by such deferring holders will also defer their sales for a similar period, and (ii) in the case of a registration pursuant to Section 2 the Company shall use its best efforts to obtain the agreement of all securityholders of the Company who also have securities included in the registration statement and who own other securities in amounts equal to or in excess of that owned by such deferring holders to also defer their sales for a similar period.

                          (c)     The Company will furnish to the Participating
Holders such number of prospectuses, registration statements, or other documents incident to such registration as may from time to time be reasonably requested, and use its best efforts to cause the securities to be qualified under the blue-sky laws of those states reasonably requested by the Participating Holders; provided, however, that the Company shall not be required to register the securities in any states which require it to qualify to do business in such states or subject itself to general service of process. All information that is not publicly available that is included in documentation provided to any Participating Holder, or to any underwriter, attorney or agent of any Participating Holder, shall be kept strictly confidential by such Holder, and by any underwriter or attorney or agent of such Holder, until such information becomes publicly known through no breach of this provision by the Participating Holder or his, her or its agents.

                 4.2      (a)     The Company will indemnify each Participating
Holder (and any officer, director or controlling person of the Participating Holder) and any underwriters acting on behalf of the Participating Holder against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement of any material facts contained in any registration statement filed pursuant hereto, or any document relating thereto, including all amendments and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and will reimburse the Participating Holder (or such other aforementioned parties) or such underwriters for any legal and all other expenses reasonably incurred in accordance with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable where the untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Participating Holder or any underwriter expressly for use therein, or as a result of the Participating Holder's or any such underwriter's failure to furnish to the Company information duly requested in writing by the Company or counsel for the Company specifically for use therein. This indemnity agreement shall be in addition to any other liability the Company may have. The indemnity agreement of the Company contained in this Section 4.2 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Registrable Securities.





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                          (b)  Each Participating Holder will indemnify the
Company (and any officer, director or controlling person of the Company) and any underwriters acting on behalf of the Company against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement of any material facts contained in any registration statement filed pursuant hereto, or any document relating thereto, including all amendments, and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and will reimburse the Company (or such other aforementioned parties) or such underwriters for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the Participating Holder will be liable as aforesaid only to the extent that such untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Participating Holder or any underwriter obtained by the Participating Holder expressly for use therein, or as a result of its or such underwriter's failure to furnish the Company with information duly requested in writing by the Company or counsel for the Company specifically for use therein. This indemnity shall be in addition to any other liability the Participating Holder may have. This indemnity agreement contained in this Section 4.2 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Registrable Securities.

                          (c)  Promptly after receipt by an indemnified party
under Sections 4.2(a) or (b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, promptly notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under Sections 4.2(a) or (b) except to the extent the indemnifying party may be prejudiced as a proximate result of the failure of the indemnified party to provide such prompt notice. In case any such action is brought against any indemnified party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4.2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation or out-of-pocket expenses or losses or costs incurred in collaborating in the defense. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent will not be unreasonably withheld or delayed). An indemnifying party who elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

                          (d)  If the indemnification provided for in this
Section 4.2 from the indemnifying party is applicable in accordance with its terms but for any reason is held to be unavailable to an indemnified party hereunder in respect of any claims, losses, damages and expenses referred to





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herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such claims, losses, damages and expenses in such proportion as is appropriate to reflect the relative faults of the indemnifying party and indemnified party in connection with the actions which resulted in such claims, losses, damages and expenses, as well as the relevant benefits received by the indemnifying party and the indemnified party and any other relevant equitable considerations. The relative faults of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the claims, losses, damages and expenses referred to above shall be deemed to include, subject to the limitations set forth elsewhere in this Section 4.2, any legal or other expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.2 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 4.3 Except as set forth in Sections 3.3 and 4.4, the Company shall bear all costs and expenses incident to any registration pursuant to this Agreement, including, without limitation, exchange listing fees and expenses, legal fees of Company counsel (including blue sky counsel), printing costs and any accounting or auditing costs.

                 4.4 The Participating Holders shall pay any and all underwriters' discounts or commissions, brokerage fees and transfer taxes incident to the sale of any securities sold by such Participating Holders pursuant to this Agreement, the fees and expenses of any separate attorneys or accountants retained by them, and shall pay any fees and expenses that may be required to be paid by selling securityholders pursuant to applicable law and regulation.

                 4.5 The Holders of the Registrable Securities may Transfer the rights granted to each of them pursuant to this Agreement upon a Transfer of such Registrable Securities to a transferee; provided, however, that, as a condition to the right of such Transferee to exercise the rights granted pursuant to this Agreement: (i) the Company is given written notice by the Holder of the Transfer stating the name and address of the transferee and indicating the general nature of the Transfer, including the number of shares of Registrable Securities transferred, and (ii) any transferee to whom Registrable Securities are transferred shall deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon holders under this Agreement, to the same extent as if such transferee were a signatory hereto. Without limiting the generality of the foregoing, the rights granted to Holders hereunder shall be transferable to and exercisable by (y) any pledgee of Registrable

Securities, and (z) any person who acquires beneficial ownership of Registrable Securities in connection with and upon a default with respect to a pledge, grant or encumbrance of Registrable Securities, provided that the conditions set forth in subsection (i) and (ii) above have been complied with. Mr. Daniel
M. Snyder's right to transfer his Demand Registration Rights in connection with an agreement or arrangement relating to the Transfer (including a pledge) of the Registrable Securities is expressly acknowledged. A transferee to whom rights are transferred pursuant to this Section 4.5 may not again transfer such rights to any other person or entity other than as provided in this Section 4.5.

                 4.6 The Company will promptly notify each Participating Holder of the occurrence of any event which renders any prospectus and/or registration statement then being used to market and sell any Registrable Securities to prospective purchasers misleading because such prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, each Participating Holder will promptly stop using any such prospectus and/or registration statement to market and sell the Registrable Securities, and the Company will use its best efforts to promptly amend the prospectus and registration statement so that it does not contain any material misstatements or omissions and will deliver copies of such amendments to each Participating Holder. Any such suspension of the period during which a registration statement may be used by the Holders to sell the Registrable Securities shall toll the period during which the Company is required to maintain the effectiveness of such registration statement.

         5. CONDITIONS TO COMPANY'S OBLIGATIONS. The obligation of the Company to cause the Registrable Securities owned by the Holders to be registered under the Securities Act pursuant to the terms of this Agreement is subject to each of the following limitations, conditions and qualifications:

                 (a) The Company shall not be required to fulfill any registration obligations under this Agreement, if the Company provides the Holders with an opinion of counsel reasonably acceptable to such Holders stating that the Holders are free to sell in the manner proposed by them the same amount of Registrable Securities that they desired to register without registering such Registrable Securities or such Registrable Securities can be sold under Rule 144 of the Securities Act or otherwise without registration in the open market in compliance with the Securities Act without regard to volume restrictions.

                 (b) The Company shall not be obligated to file any registration statement pursuant to this Agreement at any time if the Company would be required to include financial statements audited as of any date other than the end of its fiscal year, unless the Participating Holder(s) agree to pay the cost of any such additional audit.

         6. EXCHANGE LISTING. In the event any Registrable Securities are included in a registration statement under Section 2 or 3 hereof, the Company will exercise reasonable efforts to cause all such Registrable Securities to be listed on any exchange(s) or quoted on any automated quotation system on which the Common Stock is then listed or traded.

         7. RULE 144. The Company covenants to each Holder that it shall use its best efforts to file all reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and that it shall take such further actions as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or
(ii) any similar rule or regulation adopted by the SEC. The Company shall, upon the written request of any Holder of Registrable Securities, deliver to such Holder a written statement as to whether it has complied with such requirements.

         8.      MISCELLANEOUS.

                 8.1 Amendments and Waivers. Subject to Section 8.2, this Agreement may be modified or amended only by a writing signed by the Company (with the approval of a majority of Independent Directors) and Holders who hold a number of Registrable Securities at least equal to a majority of all Registrable Securities then outstanding, provided that, any amendment which may adversely affect the rights of any Holders under this Agreement shall require the separate agreement of the Holders who hold not less than a majority of the Registrable Securities originally issued to the 1995 Investors then outstanding.

                 8.2 Third Party Beneficiaries. Any transferee shall be a third party beneficiary or intended beneficiary of the Agreement so long as such transferee holds Registrable Securities and has rights under this Agreement, and any such third party beneficiary shall have the right to enforce such Agreement directly to the extent it deems such enforcement necessary or advisable.

                 8.3 No Waiver. No failure to exercise and no delay in exercising, on the Company's or the Holders' part, of any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

                 8.4 Survival of Agreements. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

                 8.5 Binding Effect and Benefits. This Agreement shall be binding upon and shall inure to the benefit of the Company, the Company's successors or assigns, and the Holders, including their respective successors and assigns.

                 8.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

                 8.7 Separability of Provisions. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 8.8 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be by telecopy, facsimile transmission (receipt of which is confirmed by telephone and a copy of which is sent by U.S. mail), telegraph, hand delivery, overnight courier service or mailed by certified or registered mail postage prepaid, returned receipt requested, to the addresses set forth below or to such other address as any party may advise the other party in a written notice given in accordance with this Section.

         If to the Company:       Snyder Communications, Inc.
                                  6903 Rockledge Drive
                                  15th Floor
                                  Bethesda, Maryland 20817
                                  Attention:  Daniel M. Snyder,
                                  Chairman, Chief Executive Officer and
                                  President

         If to the Holders:       At the respective addresses set
                                  forth on the signature page hereto.

Any notice or other communication so addressed and so mailed shall be deemed to have been given when duly delivered or sent.

                 8.9 Construction and Headings. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof. The descriptive headings of the several sections and subsections hereof are for convenience only and shall not control or affect the meaning of construction of any of the provisions hereof.

                 8.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed be an original, but all of which together shall constitute a single original instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                SNYDER COMMUNICATIONS, INC.

                                    By: /s/ Daniel M. Snyder
                                       --------------------------------------
                                       Name:  Daniel M. Snyder
                                       Title: Chairman, President and Chief
                                       Executive Officer


                                /s/ Daniel M. Snyder
                                                     -----------------------
                                                    DANIEL M. SNYDER


                                Address For Notices:
                                                     ----------------------
                                -------------------------------------------


                                /s/ Michele D. Snyder
                                                     ----------------------
                                                   MICHELE D. SNYDER
                                Address For Notices:
                                                    -----------------------
                                -------------------------------------------





                                U.S. NEWS COLLEGE MARKETING, L.P.

                                    By:  /s/ Fred Drasner
                                        -----------------------------------
                                       Name: Fred Drasner
                                       Title:  President

                                Address For Notices:
                                                    -----------------------
                                -------------------------------------------
                                                   MICHELE D. SNYDER

                                /s/ Susan K. Allen
                                -------------------------------------------
                                                     SUSAN K. ALLEN
                                Address For Notices:
                                                    ----------------------
                                -------------------------------------------




                                /s/ Susan Strauss Breen
                                -------------------------------------------
                                                  SUSAN STRAUSS BREEN
                                Address For Notices:
                                                    ---------------------
                                -------------------------------------------



                                /s/ Barry Diller
                                -------------------------------------------
                                                      BARRY DILLER
                                Address For Notices:
                                                    ----------------------
                                -------------------------------------------


                                /s/ Paul Gould
                                ------------------------------------------
                                                       PAUL GOULD

                                Address For Notices:
                                                    ---------------------
                                ------------------------------------------



                                /s/ Dan Lufkin
                                ------------------------------------------
                                                       DAN LUFKIN
                                Address For Notices:
                                                    --------------------
                                ------------------------------------------



                                /s/ Dan Lufkin
                                ------------------------------------------
                                                   DAN LUFKIN,TRUSTEE

                                Address For Notices:
                                                    ----------------------
                                ------------------------------------------

                                /s/ Robert A. Strauss
                                -------------------------------------------
                                                   ROBERT A. STRAUSS
                                Address For Notices:
                                                    -----------------------
                                -------------------------------------------



                                /s/ Robert S. Strauss
                                -------------------------------------------
                                                   ROBERT S. STRAUSS
                                Address For Notices:
                                                    -----------------------
                                -------------------------------------------



                                /s/ Robert S. Strauss
                                -------------------------------------------
                                               ROBERT S. STRAUSS, TRUSTEE
                                Address For Notices:
                                                    -----------------------
                                -------------------------------------------



                                ALLEN & COMPANY INCORPORATED


                                    By:  /s/ Paul Gould
                                         ----------------------------------
                                       Name: Paul Gould
                                Address For Notices:
                                                    -----------------------
                                -------------------------------------------




                                HAGC PARTNERS, L.P.

                                    By:  /s/ Paul Gould
                                         ----------------------------------

                                       Name:  Paul Gould

                                Address For Notices:
                                                    -----------------------
                                -------------------------------------------